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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 3, 2002


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 5. Other Events and Regulation FD Disclosure


1. Following his election as Governor of the Commonwealth of Virginia, Mark R. Warner has resigned as a director of the Company, effective as of December 31, 2001. A search is underway to fill the resulting vacancy on the Board of Directors.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.



    /s/Emanuel J. Friedman
By: Emanuel J. Friedman
    Chairman and Co-Chief Executive Officer